                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        October 23, 2000
                                                 -------------------------------

                               The St. Joe Company
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            1-10466                                     59-0432511
--------------------------------------------------------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)

1650 Prudential Drive, Suite 400, Jacksonville, FL                    32207
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

                                 (904) 396-6600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE
         -------------

         The purpose of this Form 8-K is to furnish an Analyst Presentation, dated October 23, 2000. A copy of the Presentation is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1     Analyst Presentation, dated October 23, 2000.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE ST. JOE COMPANY


                                      By:  /s/ Robert M. Rhodes
                                          --------------------------------------
Dated: October 23, 2000                   Name: Robert M. Rhodes
                                          Title: Executive Vice President and
                                                 General Counsel